UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Standard Time, on Wednesday, December 21, 2016, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036.  The following four proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.

To elect eight directors, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.

To approve Amendment No. 1 to the Company’s Second Amended and Restated 2010 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 7,080,000 shares to 9,080,000 shares;

3.	To approve, on an advisory basis, the compensation of the named executive officers of the Company; and

4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 12,090,382 shares of the Company’s common stock and 4,983,557 shares of the Company’s Series E Voting Non-Convertible Preferred Stock (the “Series E Preferred Shares”).  The Company’s common stock and the Series E Preferred Shares vote together on all matters.  Of the combined common stock and Series E Preferred Shares, 15,605,780 shares, or 91.4%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1.                                      The Company’s stockholders elected Daniel G. Cohen, Thomas P. Costello, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda, Diana Louise Liberto, James J. McEntee, III and Neil S. Subin, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement.  The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

Nominee	For	Withheld	Broker Non-Votes
Daniel G. Cohen	9,659,128	601,318	5,345,334
Thomas P. Costello	9,523,518	736,928	5,345,334
G. Steven Dawson	9,497,113	763,333	5,345,334
Jack J. DiMaio, Jr.	9,669,205	591,241	5,345,334
Jack Haraburda	9,672,054	588,392	5,345,334
Diana Louise Liberto	9,672,241	588,205	5,345,334
James J. McEntee, III	9,669,263	591,183	5,345,334
Neil S. Subin	9,526,568	733,878	5,345,334

2.                                      The Company’s stockholders approved Amendment No. 1 to the Company’s Second Amended and Restated 2010 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 7,080,000 shares to 9,080,000 shares.  The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote
9,327,934	895,786	36,726	5,345,334

3.                                      The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company.  The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote
9,375,755	849,943	34,748	5,345,334

4.                                      The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain
15,247,310	297,205	61,265

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: December 21, 2016	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer